                                  EXHIBIT 21
                                  ----------

                             LIST OF SUBSIDIARIES


                                                                                              PERCENTAGE
                                                                      STATE OR                 OF VOTING
                                                                  JURISDICTION OF             SECURITIES
                           NAME                                    INCORPORATION                 OWNED
                          ------                                  ---------------             -----------
Al Wasl Marine LLC............................................... Dubai                            49%
Antilles Marine Service Limited.................................. Trinidad & Tobago                50%
Asie Zapata Marine Service Sdn. Bhd.............................. Malaysia                         49%
Candies Tidewater Joint Venture, L.L.C........................... Louisiana                        50%
CSM Tidewater Joint Venture, L.L.C............................... Louisiana                        50%
Compania Maritima de Magallanes Limitada......................... Chile                           100%
Divetide Limited................................................. Thailand                         49%
Equipo Mara, C.A................................................. Venezuela                      19.9%
Equipo Zulia, C.A................................................ Venezuela                       100%
Fairway Personnel Services Limited............................... England                         100%
Four Star Marine, Inc............................................ Louisiana                        49%
Gulf Fleet Abu Dhabi............................................. Abu Dhabi                        49%
Gulf Fleet Middle East, Inc...................................... Panama                          100%
Gulf Fleet N.V................................................... Netherlands Antilles            100%
Gulf Fleet Supply Vessels, L.L.C................................. Louisiana                       100%
Hilliard Oil & Gas, Inc.......................................... Nevada                          100%
Hornbeck Shipping Limited........................................ Isle of Man                     100%
Jackson Marine, L.L.C............................................ Louisiana                       100%
Jackson Marine, S.A.............................................. Panama                          100%
Java Boat Corporation............................................ Louisiana                       100%
Lamnalco-Tidewater Marine Service Limited........................ Vanuatu                          50%
Maritide Offshore Oil Services Company S.A.E..................... Egypt                            49%
Mashhor Marine Sdn. Bhd.......................................... Brunei                           70%
Nuigini Energy Services (unincorporated)......................... New Guinea                       50%
Offshore Pacific Pty. Ltd........................................ Vanuatu                         100%
O.I.L. (Nigeria) Limited......................................... Nigeria                        82.1%
OSA do Brasil Representacoes Ltda................................ Brazil                          100%
OSA Marine Services (Asia) Pte. Limited.......................... Singapore                       100%
OSA Marine Services GmbH......................................... Germany                         100%
Pacific Tidewater Pty. Ltd....................................... Australia                       100%
Pan-Marine do Brasil Transportes Ltda............................ Brazil                          100%
Pan Marine International, Inc.................................... Cayman Islands                  100%
Pental Insurance Co. Ltd......................................... Bermuda                         100%
Point Marine, L.L.C.............................................. Louisiana                       100%
Provident Marine Ltd............................................. Turks & Caicos Islands           50%
Quality Shipyards, L.L.C......................................... Louisiana                       100%
Remolcadores y Gabarras Remigasa, S.A............................ Venezuela                      19.9%
Seafarer Boat Corporation........................................ Louisiana                       100%
Servicios de Abastecimientos Mexicanos, S. de R.L. de C.V........ Mexico                          100%
Servicios Maritimos del Carmen, S.A. de C.V...................... Mexico                          100%
Servicios Maritimos Ves, S. de R.L. de C.V....................... Mexico                          100%

                                                                                              PERCENTAGE
                                                                      STATE OR                 OF VOTING
                                                                  JURISDICTION OF             SECURITIES
                           NAME                                    INCORPORATION                 OWNED
                          ------                                  ---------------             -----------
Servicios y Representaciones Maritimas Mexicanas, S.A. de
C.V.............................................................. Mexico                          100%
Sin-Hai Offshore Co. Pte. Ltd.................................... Singapore                      97.5%
Solo Fleet Sdn. Bhd.............................................. Malaysia                         49%
Solo Fleet Two Sdn. Bhd.......................................... Malaysia                         49%
Sonatide Marine, Ltd............................................. Cayman Islands                   49%
S.O.P., Inc...................................................... Louisiana                       100%
Southern Ocean Services Pte. Ltd................................. Singapore                       100%
T. Benetee L.L.C................................................. Louisiana                       100%
Thabet and O.I.L. Co. Ltd........................................ Yemen                            30%
Thai OSA Services Limited........................................ Thailand                         49%
The National Marine Services Company............................. Abu Dhabi                        40%
Tidewater Australia Pte. Ltd..................................... Australia                       100%
Tidewater Caribe, C.A............................................ Venezuela                       100%
Tidewater Crewing Limited........................................ Cayman Islands                  100%
Tidewater Foreign Sales Corporation.............................. Barbados                        100%
Tidewater Marine Alaska, Inc..................................... Alaska                          100%
Tidewater Marine Australia Pty. Limited.......................... Australia                       100%
Tidewater Marine, L.L.C.......................................... Louisiana                       100%
Tidewater Marine International, Inc.............................. Panama                          100%
Tidewater Marine International Pte. Ltd.......................... Singapore                       100%
Tidewater Marine (Malaysia) Sdn. Bhd............................. Malaysia                        100%
Tidewater Marine North Sea Limited............................... England                         100%
Tidewater Marine Service, C.A. (SEMARCA)......................... Venezuela                       100%
Tidewater Marine Service, Inc.................................... Louisiana                       100%
Tidewater Marine West Indies Limited............................. Bahama Islands                  100%
Tidewater Marine Western, Inc.................................... Texas                           100%
Tidewater Offshore (GP-1984), Inc................................ Delaware                        100%
Tidex (Malaysia) Sdn. Bhd........................................ Malaysia                        100%
Tidex Nigeria Limited............................................ Nigeria                          60%
Tidex/OTS Nigeria Limited (unincorporated)....................... Nigeria                          50%
TT Boat Corporation.............................................. Louisiana                       100%
Twenty Grand Marine Service, L.L.C............................... Louisiana                       100%
Twenty Grand Offshore, Inc....................................... Louisiana                       100%
VTG Supply Boat Liberia Inc...................................... Liberia                         100%
Zapata Gulf Indonesia Limited.................................... Vanuatu                          80%
Zapata Gulf Marine L.L.C......................................... Louisiana                       100%
Zapata Gulf Marine International Limited......................... Vanuatu                         100%
Zapata Gulf Marine Operators, L.L.C.............................. Louisiana                       100%
Zapata Gulf Pacific, Inc......................................... Delaware                        100%
Zapata Marine Service (Nigeria) Limited.......................... Nigeria                         100%
Zapata Servicos Maritimos Ltda................................... Brazil                          100%(1)
Zhong Chang Offshore Marine Service Company Ltd.................. China                            50%

                                       2